Note 18 - Segmented Information	12 Months Ended
Nov. 30, 2014
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]
18.	Segmented information

The Company's operations comprise a single reporting segment engaged in the research, development and manufacture of novel and generic controlled-release and targeted-release oral solid dosage drugs. As the operations comprise a single reporting segment, amounts disclosed in the financial statements for revenue, loss for the year, depreciation and total assets also represent segmented amounts. In addition, all of the Company's long-lived assets are in Canada. The Company’s license and commercialization agreement with Par accounts for substantially all of the revenue of the Company.

	November 30, 2014	November 30, 2013	November 30, 2012
	$	$	$

Revenue
United States	8,769,693	1,527,474	107,091
	8,769,693	1,527,474	107,091

Total assets
Canada	7,875,035	4,379,501	2,474,878

Total property and equipment
Canada	1,618,897	1,231,309	1,535,703